UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2019

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Introduction

In a Schedule 13D filed on May 18, 2017, Sun Wise (UK), Co., Ltd, a private limited company incorporated under the laws of England and Wales (“Sun Wise”), reported beneficial ownership of 19,452,063 shares (the “Pledged Shares”) of common stock of SeaWorld Entertainment, Inc. (the “Company”), as well as its pledge of such shares related to certain loan obligations of Sun Wise.  Sun Wise subsequently defaulted on such loan obligations and, as a result, PA Eminent Opportunity VI Limited (a controlled affiliate of PAG (f/k/a Pacific Alliance Group)) and China Huarong International Holdings Limited (together, the “Lenders”) foreclosed on the Pledged Shares and, accordingly, the Pledged Shares were transferred to Lord Central Opportunity V Limited, a company incorporated under the laws of the British Virgin Islands (the “Security Agent”), as security agent for the Lenders on May 3, 2019.

On May 27, 2019, the Security Agent entered into a Stock Purchase Agreement (as defined below) with Hill Path Capital LP (“Hill Path”) and certain of its affiliates pursuant to which the Security Agent agreed to sell and certain affiliates of Hill Path agreed to purchase, in the aggregate, 13,214,000 of the Pledged Shares presently held by the Security Agent at a price per share equal to $26.71 (the “HP Purchase”).  The Company concurrently entered into the Stockholders Agreement (as defined below), the Registration Rights Agreement (as defined below) and the Undertaking Agreement (as defined below) with Hill Path in connection with the HP Purchase.

On May 27, 2019, the Security Agent entered into a Share Repurchase Agreement (as defined below) with the Company pursuant to which it agreed to sell and the Company agreed to purchase 5,615,874 of the Pledged Shares presently held by the Security Agent at a price per share equal to $26.71 (the “SEAS Repurchase”).

The Board of Directors of the Company (the “Board”) established a special committee comprised of five independent and disinterested directors (the “Special Committee”) in connection with the HP Purchase, the Company’s related arrangements with Hill Path and its affiliates, and the SEAS Repurchase. None of the members of the Special Committee are affiliated with SunWise, the Security Agent, Hill Path or their respective affiliates.  The Board delegated to the Special Committee the exclusive authority to consider, review and evaluate potential transactions involving the Pledged Shares on behalf of the Company and its public stockholders. The Special Committee’s process included engaging and receiving advice from independent legal and financial advisors, holding numerous meetings with its advisors, and extensive negotiations with Hill Path and its advisors relating to the proposed HP Purchase and its governance arrangements with the Company, as well as the Security Agent related to the proposed HP Purchase and the SEAS Repurchase. The Special Committee approved the HP Purchase and the related governance arrangements with Hill Path, as well as the SEAS Repurchase.

Item 1.01	Entry Into a Material Definitive Agreement.

The information included in Item 8.01 below with respect to the Share Repurchase Agreement, the Stockholders Agreement, the Registration Rights Agreement and the Undertaking Agreement is hereby incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

On May 27, 2019, the Security Agent entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Hill Path and certain of its affiliates pursuant to which certain affiliates of Hill Path (the “Hill Path Purchasers”) will acquire 13,214,000 of the Pledged Shares from the Security Agent. Under the terms of the Stock Purchase Agreement, the Hill Path Purchasers will pay to the Security Agent $26.71 per share of the Company’s common stock acquired by the Hill Path Purchasers. The Company is not a party to the Stock Purchase Agreement, has no obligations thereunder and did not independently verify any arrangements between Hill Path and the Security Agent, but as described below in Item 8.01 is a party to certain other agreements entered into in connection with the HP Purchase. The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of such document, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Information.

Share Repurchase

On May 27, 2019, the Company entered into a share repurchase agreement (the “Share Repurchase Agreement”) with the Security Agent pursuant to which the Company agreed to repurchase 5,615,874 shares of its common stock directly from the Security Agent in a private, non-underwritten transaction at a price per share equal to $26.71.

Changes to the Board

In connection with the closing of the HP Purchase, the Company agreed to appoint up to three Hill Path director designees to the Board in proportion to Hill Path’s ownership. Scott I. Ross currently serves on the Board.  In addition, Hill Path has designated James P. Chambers, and will designate another designee, subject to certain conditions under the Stockholders Agreement, to be appointed to the Board effective following the later of the closing of the HP Purchase and the Company’s 2019 annual meeting of stockholders.  Effective immediately following the later of the closing of the HP Purchase and the Company’s 2019 annual meeting, the Company will increase the size of the Board if necessary to allow for the designated Hill Path appointments.

Stockholders Agreement

In connection with the HP Purchase, the Company entered into a stockholders agreement with Hill Path (the “Stockholders Agreement”) that will be effective upon the closing of the HP Purchase. The Stockholders Agreement will terminate when Hill Path and its affiliates, in the aggregate, hold less than 5% of the Company’s common stock.

Directors. Under the Stockholders Agreement, for so long as Hill Path owns at least 5% of the Company’s outstanding common stock, it will have the right to designate a number of individuals as directors (the “Hill Path Designees”) in proportion to its share ownership (rounded up or down as applicable to the nearest whole number), provided that the maximum number of Hill Path Designees shall not exceed three. After completion of the HP Purchase and the SEAS Purchase, Hill Path is expected to hold approximately 34.5% of all the Company’s outstanding common stock and accordingly, will be entitled to appoint up to three Hill Path Designees to the Board. Scott I. Ross is considered a Hill Path Designee. Hill Path has designated James P. Chambers, subject to certain conditions under the Stockholders Agreement, to be appointed to fill a vacancy on the Board effective following the later of the closing of the HP Purchase and the Company’s 2019 annual meeting of stockholders. Hill Path will be entitled to designate one additional independent director, subject to certain conditions under the Stockholders Agreement. Two directors appointed by Hill Path may be affiliated with Hill Path and, subject to the independence standards of the New York Stock Exchange, there shall be one Hill Path Designee on each committee of the Board, as determined by Hill Path and subject to the approval of the Nominating and Corporate Governance Committee.

Voting Requirements. The Stockholders Agreement generally requires Hill Path to vote all of its shares in excess of 24.9% of the total outstanding shares of the Company, in its sole discretion, either (i) affirmatively in favor of the Board’s recommendation (or, in the case of director elections, in favor of each person nominated by the Board or the Nominating and Corporate Governance Committee) or (ii) in the same proportion as the shares owned by other stockholders are voted. In a third party tender offer approved by the Board, Hill Path will be required to tender its shares in excess of 24.9% of the total outstanding shares of the Company, in its sole discretion, either (a) in accordance with the recommendation of the Board or (b) in the same proportion as shares held by other stockholders are tendered.

Transfer Restrictions and Right of First Refusal. The Stockholders Agreement requires Hill Path to not transfer any shares of the Company unless it is a “Permitted Transfer”, which means each of the following:

•

such transfer is to a person or group who after giving effect to the transfer would beneficially own more than 24.9% and less than or equal to 34.9% (or, if it would not reasonably be expected to result in a default under the Company’s indebtedness, 39.9% (the “Maximum Ownership Percentage”)) of the then-outstanding shares of common stock, provided that such transferee enters into a stockholders agreement in substantially the form as the Stockholders Agreement;

•	such transfer is approved in advance by a majority of the disinterested members of the Board or a duly authorized committee thereof;

•	such transfer is to a Hill Path affiliate, provided that such Hill Path affiliate agrees to be bound by the terms of the Stockholders Agreement;

•	such transfer is in connection with an acquisition approved by the Board or a duly authorized committee thereof;

•	such transfer constitutes a tender into a tender or exchange offer commenced by the Company or any of its affiliates;

•

such transfer is in connection with a bona fide pledge of capital stock to a financial institution, provided that such financial institution shall agree to comply with the transfer restrictions in the Stockholders Agreement and inure to the rights of Hill Path under the Registration Rights Agreement; or

•	such transfer is pursuant to Rule 144 under the Securities Act, and complies with the manner of sale requirements under Rule 144(f).

In addition, other than in an underwritten public offering or underwritten or registered block trade described below, or Permitted Transfer described above, Hill Path is not permitted to transfer shares of the Company to certain restricted entities or, to the knowledge of Hill Path or its broker, a person or group who is a 25% stockholder or who would thereby become a 25% stockholder. In addition, in an underwritten public offering or an underwritten or registered block trade, Hill Path will instruct the underwriter or broker not to transfer any shares to a person or group who is a 25% stockholder or would become a 25% stockholder (unless the identity of the purchaser is not known to the underwriter or broker).

Right of First Refusal.

If the Company proposes to issue new equity securities in an offering that is not an underwritten public offering or an offering pursuant to Rule 144A, Hill Path will have the right to purchase a pro-rata portion of such issuance, measured based on Hill Path’s ownership percentage in the Company at such time up to the Maximum Ownership Percentage.

Standstill. During the period commencing on the date of the Stockholders Agreement and the earliest of:

•	15 days prior to expiration of advance notice deadline for 2020 annual meeting;

•	termination of the Stockholder’s Agreement;

•

the commencement of a tender offer that constitutes an acquisition of the Company by a third party, and the Board or duly authorized committee thereof recommends that stockholders tender their shares or do not recommend against the tender or exchange offer within 10 business days after commencement thereof;

•

receipt of an unsolicited acquisition of the Company under consideration by the Board or duly authorized committee thereof, or announcement by the Board or such duly authorized committee that it intends to pursue an acquisition;

•	the date that Hill Path’s beneficial ownership is less than 17.5%; and

•	a material breach by the Company of the terms of the Stockholder’s Agreement that has not been cured for 30 days;

the Stockholders Agreement includes a customary standstill provision that requires Hill Path and its affiliates not to, among other things:

•	make or in any way participate in any “solicitation” of “proxies” with respect to the securities of the Company;

•	participate in a “group” with respect to the securities of the Company;

•

deposit, or otherwise in any manner agree, attempt, seek or propose to deposit, any shares of Common stock in a voting trust or similar arrangement other than in accordance with the Stockholders Agreement;

•	seek or submit, or encourage any other person to seek or submit, nominations in furtherance of a contested solicitation for the election or removal of directors;

•	call a meeting of stockholders or initiate any stockholder proposal;

•	knowingly advise or encourage any person with respect to the voting of any securities of the Company at the 2019 annual meeting of stockholders; except in accordance with the Board’s recommendations;

•

knowingly assist or encourage, or enter into any discussions or agreements with any third party, in connection with any of the foregoing, other than with respect to the financing of a of a merger, business combination, reorganization, restructuring or other similar extraordinary transaction (each, an “Extraordinary Transaction”) by such third party; or

•	contest the validity of any of the foregoing.

Furthermore, for so long as the Stockholder’s Agreement is in effect, the Stockholders Agreement requires Hill Path and its affiliates not to, among other things:

•

make or in any way participate in any “solicitation” of “proxies” to vote or seek to advise or influence the voting of securities, in each case, regarding the nomination, appointment, removal or election of any person that would be a Hill Path affiliated director;

•	participate in a “group” regarding the nomination, appointment, removal or election of any person that would be a Hill Path affiliated director;

•	deposit shares in a voting trust regarding the election or removal of a Hill Path affiliated director;

•

advise, encourage, support or influence any person with respect to the voting or disposition of any securities of the Company any annual or special meeting of the stockholders, in each case regarding the nomination, appointment, removal or election of any person that would be a Hill Path affiliated director;

•

assist or encourage, or enter into any discussions or agreements with any third party, in connection with any of the foregoing, other than with respect to the financing of an Extraordinary Transaction; or

•	contest the validity of any of the foregoing.

Notwithstanding the above, Hill Path will not be prohibited from, among other things, making public statements regarding the business of the Company, provided such statements are in compliance with any confidentiality obligations of Hill Path; or making public or private proposals to the Board in connection with extraordinary transactions involving the Company. Hill Path may purchase Company shares in the open market up to the Maximum Ownership Percentage.

Equal Treatment.  In connection with any acquisition transaction involving more than 50% of the Company’s equity securities, assets, revenues or net income, Hill Path has agreed the price per share received by Hill Path in connection with such acquisition transaction shall be identical to the price per share received by other stockholders.  If the form of consideration per share received by Hill Path is not identical to the form of consideration per share received by other stockholders, the Hill Path Designees shall recuse themselves from the consideration, evaluation and other processes of the Board or any duly authorized committee thereof with respect to such acquisition transaction.

DGCL Section 203. Although the Company has previously opted out of Section 203 of the DGCL (“Section 203”), the Company’s certificate of incorporation (the “Charter”) contains a provision similar to Section 203 that imposes restrictions on certain business combinations involving interested stockholders unless, among other things, the Board has approved the business combination or the transaction which resulted in the stockholder becoming an interested stockholder. The Company has exempted Hill Path from these restrictions on certain business combinations under the relevant provisions of the Company’s Charter.

Registration Rights Agreement

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of May 27, 2019 with Hill Path and certain of its affiliates that will be effective upon the closing of the HP Purchase. The Registration Rights Agreement provides that, subject to the transfer restrictions set forth in the Stockholders Agreement, Hill Path will have customary “demand” and “piggyback” registration rights. The Registration Rights Agreement also will require the Company to pay certain expenses relating to such registrations and indemnify the registration rights holder against certain liabilities under the Securities Act.

Amended and Restated Undertaking Agreement with Hill Path, Scott I. Ross and James P. Chambers

The Company entered into the Amended and Restated Undertaking Agreement, dated as of May 27, 2019 with Hill Path, Scott I. Ross and James P. Chambers (the “Undertaking Agreement”). Pursuant to the Undertaking Agreement, Scott I. Ross and James P. Chambers will, subject to and in accordance with the terms of the Undertaking Agreement, be permitted to and may provide information to certain personnel of Hill Path and certain of Hill Path’s advisors, as described therein. The undertakings of Hill Path, Scott I. Ross and James P. Chambers pursuant to the Undertaking Agreement are effective for 12 months following the date on which there is no director serving on the Board who is designated by Hill Path.

Each of the foregoing descriptions of the Share Repurchase Agreement, the Stockholders Agreement, the Registration Rights Agreement and Undertaking Agreement is qualified in its entirety by reference to the full text of each of such documents, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

In addition to historical information, this current report contains statements relating to the transfer of ownership of Sun Wise’s shares of the Company’s common stock to the Security Agent, the transfer of ownership of a portion of the Security Agent’s shares of the Company’s common stock to Hill Path, the repurchase of a portion of the Security Agent’s shares of the Company’s common stock by the Company  and agreements to be entered into with Hill Path and the Security Agent that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this current report and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this current report, including statements concerning plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this current report, including among others, the risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this current report. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors' likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this current report or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1	Share Repurchase Agreement, dated as of May 27, 2019, by and among SeaWorld Entertainment, Inc. and Lord Central Opportunity V Limited
10.2	Stockholders Agreement, dated May 27, 2019, between Hill Path Capital LP and SeaWorld Entertainment, Inc.
10.3	Registration Rights Agreement, dated May 27, 2019, between Hill Path Capital LP and certain of its affiliates and SeaWorld Entertainment, Inc.
10.4	Amended and Restated Undertaking Agreement, dated May 27, 2019, by and among SeaWorld Entertainment, Inc. and Hill Path Capital LP, Scott I. Ross and James P. Chambers
99.1	Press Release of SeaWorld Entertainment, Inc., dated May 28, 2019
99.2	Stock Purchase Agreement, dated as of May 27, 2019, by and among Hill Path Capital LP and certain stockholders of SeaWorld Entertainment, Inc. its affiliates and Lord Central Opportunity V Limited

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: May 28, 2019	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary